--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               Growth & Income Fund
--------------------------------------------------------------------------------
                                  June 30, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

GROWTH & INCOME FUND

* U.S. stocks surged in the six months ended June 30, 1998, buoyed by almost ideal economic conditions.

* The fund provided solid returns for the 6- and 12-month periods but, reflecting its income and value approach, trailed the broad market and its peer group.

* We added a number of new positions in sectors that lagged the advance, such as natural resources, and sold several in sectors that had been very strong.

* We intend to stick to our valuation discipline, which should continue to be rewarding for investors over time.

FELLOW SHAREHOLDERS

     The equity market appreciated significantly in the first half of 1998 as the now familiar mix of solid economic growth, low inflation, and stable interest rates encouraged investors. Growth stocks decisively outperformed cyclicals and value stocks. Somewhat surprisingly, investors seemed to ignore the slowing of corporate profit growth and the Asian crisis. Nevertheless, these are increasingly important issues for individual companies in the portfolio.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/98                            6 Months       12 Months
--------------------------------------------------------------------------------
Growth & Income Fund                                8.63%          18.84%
S&P 500                                            17.71           30.16
Lipper Growth & Income
Funds Average                                      12.11           22.86
================================================================================

     Your fund provided a solid absolute return of 8.63% in the first half and 18.84% for the 12-month period, trailing the broad market and peer group average. The more conservative nature of your portfolio makes it difficult to keep pace during strong market advances. Your fund is more conservative than the typical growth and income fund because of its emphasis on yield-oriented stocks specifically and value stocks in general.

Distributions

     Your Board of Directors declared a second quarter income dividend of $0.14 per share, bringing your total for the first half to $0.25. A long-term capital gain distribution of $0.28 per share was previously declared and paid during the first quarter. You should have already received your check or statement reflecting these distributions.

Market Environment

     In recent letters we have discussed the nearly perfect conditions that stock market investors have enjoyed for several years. Virtually all the important economic fundamentals or issues either continued to be very favorable or continued to progress in the right direction: growth, corporate profits, interest rates, inflation, unemployment, and the budget deficit. Investors responded enthusiastically to this favorable mix, with the result that market valuations have been stretched to historical extremes. This is the basis for the cautious tone of our remarks.

     Our concern is based on the belief that the market will become more volatile and vulnerable to a change in investor sentiment when these fundamentals begin to change. Although the environment remains quite favorable, it is clear that the economy is currently slowing from its recent pace, and corporate profit gains have been very modest over the past two quarters.

     We are puzzled that these hints of a change have not had a more adverse impact upon the general market level. However, there have been considerable currents beneath the surface. In particular, many consumer-related industries, along with financial, health care, and consumer-oriented technology companies, have surged. Meanwhile, sectors considered more economically sensitive and, therefore, vulnerable to a slowing domestic or global economy have suffered. Notable examples are industrial products, manufacturing, basic commodities, and energy.

     As a result, a two-tier market is developing in which a select group of companies with a more assured fundamental outlook are being bid up to ever-higher levels. In contrast, a much broader group of companies, with more uncertain outlooks, are struggling in the stock market. This dynamic is having a noticeable impact on the market index because the former group represents some of the largest companies in the index. For example, during the second quarter the S&P 500 rose 2.9% (principal only) while the average stock that makes up the index actually experienced a price decline of 1.6%.

Portfolio Review

     The major change in the fund's asset allocation over the first half was an increase in holdings of common stocks from 87% to 95% of net assets and a reduction in our reserve position. Activity summarized in the Major Portfolio Changes table following this letter was quite substantial, particularly in terms of purchases. As indicated, nine of the 10 major purchases were new investments to the fund, including AMERADA HESS, NORFOLK SOUTHERN, and BROWNING-FERRIS. In large measure, this reflected the market trends previously discussed. You will note that all of the new positions shown in the table are in sectors identified as lagging the market. In contrast, virtually all the major sales were holdings in highly favored sectors that have been very rewarding investments for the fund-SMITHKLINE BEECHAM, WARNER-LAMBERT, and MERCK in the pharmaceutical area, for example, and WELLS FARGO in the surging financial sector. When we first bought them, they also were generally out of favor in the market for one reason or another.

================================================================================
Financial Profile
--------------------------------------------------------------------------------
                                           Growth &
As of 6/30/98                           Income Fund          S&P 500
Current Yield                                  2.3%             1.4%
Price/Book Ratio                               3.6X             5.2X
Price/Earnings Ratio
(1998 estimated EPS)                          20.7X            25.8X
Historical Beta
(based on monthly
returns for 5 years)                           0.73             1.00
================================================================================

     This recycling process is a vital component of a value-oriented investment approach. Our focus is to keep enhancing the yield and the relative valuation profile of your portfolio holdings. We believe that, over time, this focus will result in attractive returns and lower volatility. Your fund's emphasis on these characteristics is shown in the Financial Profile table. The volatility measure ("beta") we added to the table shows that the fund can be expected to have about 73% of the volatility of the S&P 500.

OUTLOOK

     The current environment remains a difficult one for a yield-oriented, value approach like ours. Although this reality is frustrating in the short run, we remain confident that sticking to our valuation discipline will prove rewarding in the long run. Additionally, in a more adverse environment, we expect your fund to perform better than the general market.

Respectfully submitted,

/s/

Stephen W. Boesel
President and Chairman of the Investment Advisory Committee
July 24, 1998

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/98
GE ..........................................................               2.4%
Pfizer ......................................................               2.4
Dayton Hudson ...............................................               1.9
Chase Manhattan .............................................               1.9
Corning .....................................................               1.8
Amerada Hess ................................................               1.6
American Express ............................................               1.6
Frontier ....................................................               1.5
American Home Products ......................................               1.4
St. Paul Companies ..........................................               1.4
Household International .....................................               1.4
Reader's Digest .............................................               1.4
Burlington Northern Santa Fe ................................               1.3
Unicom ......................................................               1.3
Fannie Mae ..................................................               1.3
FirstEnergy .................................................               1.3
Texaco ......................................................               1.3
Waste Management ............................................               1.3
Fort James ..................................................               1.3
H&R Block ...................................................               1.3
Norfolk Southern ............................................               1.2
Great Lakes Chemical ........................................               1.2
Sara Lee ....................................................               1.2
Atlantic Richfield ..........................................               1.2
American General ............................................               1.2
--------------------------------------------------------------------------------
Total .......................................................              37.1%
================================================================================

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size
6 Months Ended 6/30/98

Ten Largest Purchases
--------------------------------------------------------------------------------
Amerada Hess *
Norfolk Southern *
Browning-Ferris *
Amoco *
GPU *
Starwood Hotels & Resorts *
Texas Utilities *
Unifi
AlliedSignal *
Georgia-Pacific *

Ten Largest Sales
--------------------------------------------------------------------------------
SmithKline Beecham **
Millipore **
Wells Fargo **
Warner-Lambert
Honeywell
Intuit **
Merck **
TJX **
Pfizer
Nabisco Holdings

*    Position added
**   Position eliminated
================================================================================

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Growth & Income SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 6/30/98             1 Year      3 Years      5 Years      10 Years
Growth & Income Fund              18.84%       24.13%       18.17%        15.45%
================================================================================

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Growth & Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                              6 Months            Year
                                                 Ended           Ended
                                               6/30/98        12/31/97       12/31/96       12/31/95       12/31/94       12/31/93
NET ASSET VALUE
Beginning of period .....................    $   26.36       $   22.63      $   19.18      $   15.63      $   16.57      $   15.53
Investment activities
        Net investment income ...........         0.26            0.55           0.52           0.58           0.50           0.46
        Net realized and
        unrealized gain (loss) ..........         2.02            4.71           4.34           4.16          (0.53)          1.53
        Total from
        investment activities ...........         2.28            5.26           4.86           4.74          (0.03)          1.99
Distributions
        Net investment income ...........        (0.25)          (0.56)         (0.51)         (0.59)         (0.49)         (0.47)
        Net realized gain ...............        (0.28)          (0.97)         (0.90)         (0.60)         (0.42)         (0.48)
        Total distributions .............        (0.53)          (1.53)         (1.41)         (1.19)         (0.91)         (0.95)
NET ASSET VALUE
End of period ...........................    $   28.11       $   26.36      $   22.63      $   19.18      $   15.63      $   16.57
Ratios/Supplemental Data
Total return^ ...........................         8.63%          23.53%         25.64%         30.92%         (0.15)%        12.96%
Ratio of expenses to
average net assets ......................         0.77%+          0.78%          0.82%          0.84%          0.81%          0.83%
Ratio of net investment
income to average
net assets ..............................         1.91%+          2.22%          2.53%          3.31%          3.08%          2.91%
Portfolio turnover rate .................          5.8%           15.7%          13.5%          26.2%          25.6%          22.4%
Net assets, end of period
(in millions) ...........................    $   3,652       $   3,447      $   2,489      $   1,748      $   1,229      $   1,167

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
+    Annualized.


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                        Shares/Par         Value
                                                                    In thousands

Common Stocks  94.5%
FINANCIAL  17.5%
Bank and Trust  5.5%
BANC ONE .........................................       495,239        $ 27,641
Chase Manhattan ..................................       900,000          67,950
Citicorp .........................................       246,575          36,801
KeyCorp ..........................................     1,100,000          39,187
National City ....................................       400,000          28,400
                                                                         199,979

Insurance  5.9%
American General .................................       600,000          42,713
EXEL .............................................       335,600          26,114
St. Paul Companies ...............................     1,200,000          50,475
Travelers Property Casualty (Class A) ............       800,000          34,300
UNUM .............................................       500,000          27,750
Willis-Corroon ADR ...............................     2,733,800          34,343
                                                                         215,695

Financial Services  6.1%
American Express .................................       500,000          57,000
Bear Stearns .....................................       615,329          34,997
Beneficial .......................................       230,000          35,233
Fannie Mae .......................................       800,000          48,600
Household International ..........................       992,004          49,352
                                                                         225,182
Total Financial ..................................                       640,856

UTILITIES  11.4%
Telephone Services  4.6%
AT&T .............................................       700,000          39,988
BellSouth ........................................       330,000          22,151
Frontier .........................................     1,700,000          53,550
GTE ..............................................       400,000          22,250
SBC Communications ...............................       768,022          30,721
                                                                         168,660

Electric Utilities  6.8%
Dominion Resources ...............................       350,000          14,263
DQE ..............................................       600,000          21,600
Edison International .............................     1,001,700        $ 29,613
Entergy ..........................................       780,379          22,436
FirstEnergy ......................................     1,575,000          48,431
GPU ..............................................       699,300          26,442
Niagara Mohawk * .................................     1,000,000          14,938
Texas Utilities ..................................       500,000          20,812
Unicom ...........................................     1,400,000          49,087
                                                                         247,622
Total Utilities ..................................                       416,282

CONSUMER NONDURABLES  19.9%
Cosmetics  0.6%
International Flavors & Fragrances ...............       500,000          21,719
                                                                          21,719

Beverages  1.9%
Anheuser-Busch ...................................       380,600          17,960
Bols Wessanen (NLG) ..............................       307,375           4,430
Brown-Forman (Class B) ...........................       220,000          14,135
PepsiCo ..........................................       820,000          33,774
                                                                          70,299

Food Processing  4.2%
Agribrands International * .......................        32,550             985
General Mills ....................................       450,000          30,769
Heinz ............................................       300,000          16,837
McCormick ........................................       472,400          16,874
Nabisco Holdings (Class A) .......................       200,000           7,212
Ralston Purina ...................................       325,500          38,022
Sara Lee .........................................       775,000          43,352
                                                                         154,051

Hospital Supplies/Hospital Management  1.3%
Abbott Laboratories ..............................       400,000          16,350
Baxter International .............................       246,400          13,259
Smith & Nephew (GBP) .............................     6,700,000          16,725
                                                                          46,334

Pharmaceuticals  5.8%
American Home Products ...........................     1,000,000          51,750
Pfizer ...........................................       800,000          86,950
Pharmacia & Upjohn ...............................       700,000        $ 32,287
Warner-Lambert ...................................       600,000          41,625
                                                                         212,612

Miscellaneous Consumer Products  6.1%
Colgate-Palmolive ................................       352,500          31,020
Newell ...........................................       600,000          29,888
Philip Morris ....................................       780,000          30,712
Procter & Gamble .................................       400,000          36,425
RJR Nabisco ......................................       668,000          15,865
Tomkins (GBP) ....................................     2,500,000          13,577
Unifi ............................................     1,000,000          34,250
UST ..............................................     1,100,000          29,700
                                                                         221,437
Total Consumer Nondurables .......................                       726,452

CONSUMER SERVICES  6.7%
General Merchandisers  2.9%
Dayton Hudson ....................................     1,450,000          70,325
J.C. Penney ......................................       500,000          36,156
                                                                         106,481

Specialty Merchandisers  2.1%
Abercrombie & Fitch * ............................         6,836             301
American Stores ..................................     1,313,800          31,778
The Limited ......................................       500,000          16,562
Tupperware .......................................     1,000,000          28,125
                                                                          76,766

Entertainment and Leisure  1.7%
Host Marriott * ..................................       765,700          13,639
Reader's Digest (Class A) ........................     1,032,400          28,004
Reader's Digest (Class B) ........................       786,400          21,331
                                                                          62,974
Total Consumer Services ..........................                       246,221

CONSUMER CYCLICALS  6.6%
Building and Real Estate  4.2%
CarrAmerica Realty, REIT .........................       590,000          16,741
Federal Realty Investment Trust, REIT ............       700,000          16,844
Patriot American Hospitality, REIT ...............       800,003        $ 19,150
Reckson Associates Realty, REIT ..................       600,000          14,175
Reckson Service Industries * .....................       240,000             818
Rouse ............................................       574,500          18,061
Security Capital Industrial Trust, REIT ..........       327,272           8,182
Simon DeBartolo Group, REIT ......................       816,000          26,520
Spieker Properties, REIT .........................       200,000           7,750
Starwood Hotels & Resorts, REIT ..................       250,000          12,078
United Dominion Realty Trust, REIT ...............     1,057,900          14,678
                                                                         154,997

Miscellaneous Consumer Durables  2.4%
Corning ..........................................     1,850,000          64,287
Eastman Kodak ....................................       300,000          21,919
                                                                          86,206
Total Consumer Cyclicals .........................                       241,203

TECHNOLOGY  1.5%
Electronic Systems  0.7%
Honeywell ........................................       300,000          25,069
                                                                          25,069

Telecommunications Equipment  0.2%
Telecom Corp. of New Zealand ADR .................       500,000           8,406
                                                                           8,406

Aerospace and Defense  0.6%
AlliedSignal .....................................       500,000          22,187
                                                                          22,187
Total Technology .................................                        55,662

CAPITAL EQUIPMENT  4.3%
Electrical Equipment  3.2%
GE ...............................................       960,000          87,360
Hubbell (Class B) ................................       710,000          29,554
                                                                         116,914

Machinery  1.1%
Cooper Industries ................................        455,907         25,046
FMC * ............................................        205,100         13,985
                                                                          39,031
Total Capital Equipment ..........................                       155,945

BUSINESS SERVICES AND
TRANSPORTATION  7.2%
Computer Service and Software  0.7%
First Data .................................             800,000       $ 26,650
                                                                          26,650

Miscellaneous Business Services  3.9%
Browning-Ferris ..................................     1,200,000          41,700
H&R Block ........................................     1,100,000          46,337
Swire Pacific (Class A) (HKD) ....................     1,500,000           5,663
Waste Management .................................     1,350,000          47,250
                                                                         140,950

Railroads  2.6%
Burlington Northern Santa Fe .....................       500,000          49,094
Norfolk Southern .................................     1,500,000          44,719
                                                                          93,813
Total Business Services and Transportation .......                       261,413

ENERGY  9.3%
Energy Services  1.9%
Halliburton ......................................       636,000          28,342
Schlumberger .....................................       600,000          40,987
                                                                          69,329

Integrated Petroleum - Domestic  5.2%
Amerada Hess .....................................     1,100,000          59,744
Atlantic Richfield ...............................       550,000          42,969
British Petroleum ADR ............................       400,000          35,300
Unocal ...........................................       500,000          17,875
USX-Marathon .....................................     1,000,000          34,312
                                                                         190,200

Integrated Petroleum - International  2.2%
Amoco ............................................       800,000          33,300
Texaco ...........................................       800,000          47,750
                                                                          81,050
Total Energy .....................................                       340,579

PROCESS INDUSTRIES  7.6%
Diversified Chemicals  2.1%
Dow Chemical .....................................       400,000         $38,675
DuPont ...........................................       500,000          37,313
                                                                          75,988

Specialty Chemicals  2.8%
A. Schulman ......................................       700,000          13,650
Great Lakes Chemical .............................     1,100,000          43,381
Octel * ..........................................       275,000           5,466
Pall .............................................     2,000,000          41,000
                                                                         103,497

Paper and Paper Products  2.2%
Fort James .......................................     1,050,000          46,725
Kimberly-Clark ...................................       700,000          32,112
                                                                          78,837

Forest Products  0.5%
Georgia-Pacific ..................................       325,000          19,155
                                                                          19,155
Total Process Industries .........................                       277,477

BASIC MATERIALS  2.5%
Metals  1.9%
Alcoa ............................................       326,400          21,522
Freeport-McMoRan Copper & Gold (Class A) .........       183,748           2,618
Inco .............................................     1,000,000          13,625
Nucor ............................................       200,000           9,200
Reynolds Metals ..................................       400,000          22,375
                                                                          69,340

Mining  0.6%
Newmont Mining ...................................       900,000          21,263
                                                                          21,263
Total Basic Materials ............................                        90,603
Total Common Stocks (Cost ........................    $2,151,623)      3,452,693

Preferred Stocks  0.1%
Entergy-GSU
        $8.64 ....................................         4,630             470
        Series A  ................................         2,866          $  287
        Series B .................................        13,411             678
Total Preferred Stocks (Cost  $1,396) ............                         1,435

Convertible Preferred Stocks  0.5%
Golden State Bancorp, (Series A), 8.75% ..........       200,000          17,337
Total Convertible Preferred Stocks (Cost $5,014)..                        17,337

Convertible Bonds  1.0%
Corporate Express, (144a), 4.50%, 7/1/00 .........    $15,000,000         13,942
Exide, (144a), 2.90%, 12/15/05 ...................     40,000,000         25,132
Total Convertible Bonds (Cost $39,960) ...........                        39,074

Corporate Bonds  0.9%
Container Corporation of America,
Sr. Notes, 9.75%, 4/1/03 .........................     5,000,000           5,375
Scotts, Sr. Sub. Notes, 9.875%, 8/1/04 ...........     5,000,000           5,350
Starwood Hotel & Resort, Sr. Secured Notes, VR
                7.898%, 2/23/03 ..................    21,250,000          21,250
Texas Bottling Group, Sr. Sub. Notes,
                9.00%, 11/15/03 ..................     3,000,000           3,150
Total Corporate Bonds (Cost $34,201) .............                        35,125

U.S. Government Obligations/
Agencies  1.6%
U.S. Treasury Bonds 6.875%, 8/15/25 ..............    50,000,000          57,906
Total U.S. Government Obligations/Agencies
(Cost  $49,330) ..................................                        57,906

Short-Term Investments  1.7%
Money Market Funds  1.7%
Reserve Investment Fund, 5.69% # .................    60,714,608          60,715
Total Short-Term Investments (Cost $60,715) ......                        60,715

Total Investments in Securities
100.3% of Net Assets (Cost $2,342,239) ...........                   $ 3,664,285

Other Assets Less Liabilities ....................                      (12,387)

NET ASSETS .......................................                   $ 3,651,898

Net Assets Consist of:
Accumulated net investment income -
net of distributions .............................                   $     1,928
Accumulated net realized gain/loss -
net of distributions .............................                       100,485
Net unrealized gain (loss) .......................                     1,322,053
Paid-in-capital applicable to 129,909,853
shares of $0.01 par value capital stock
outstanding; 500,000,000 shares authorized .......                     2,227,432

NET ASSETS .......................................                  $  3,651,898

NET ASSET VALUE PER SHARE ........................                  $      28.11

*      Non-income producing
#      Seven-day yield
ADR    American Depository Receipt
REIT   Real Estate Investment Trust
VR     Variable rate
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 1.07% of net assets.
GBP    British sterling
HKD    Hong Kong dollar
NLG    Dutch guilder

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                         6/30/98
Investment Income
Income
        Dividend ..............................................         $ 37,098
        Interest ..............................................           11,507
        Total income ..........................................           48,605
Expenses
        Investment management .................................           10,347
        Shareholder servicing .................................            3,337
        Custody and accounting ................................              114
        Prospectus and shareholder reports ....................               76
        Registration ..........................................               75
        Legal and audit .......................................                8
        Directors .............................................                8
        Miscellaneous .........................................               12
        Total expenses ........................................           13,977
Net investment income .........................................           34,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ............................................          100,639
        Foreign currency transactions .........................                3
        Net realized gain (loss) ..............................          100,642
Change in net unrealized gain or loss
        Securities ............................................          163,541
        Other assets and liabilities
        denominated in foreign currencies .....................                7
        Change in net unrealized gain or loss .................          163,548
Net realized and unrealized gain (loss) .......................          264,190
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ........................................         $298,818


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

In thousands

        6 Months        Year
        Ended   Ended
        6/30/98 12/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ....................   $    34,628    $    67,215
        Net realized gain (loss) .................       100,642        153,146
        Change in net unrealized gain or loss ....       163,548        413,196
        Increase (decrease) in net assets from
        operations ...............................       298,818        633,557
Distributions to shareholders
        Net investment income ....................       (32,745)       (68,368)
        Net realized gain ........................       (36,681)      (121,448)
        Decrease in net assets from distributions        (69,426)      (189,816)
Capital share transactions *
        Shares sold ..............................       321,923        719,456
        Distributions reinvested .................        67,742        185,574
        Shares redeemed ..........................      (413,875)      (390,878)
        Increase (decrease) in net assets
        from capital share transactions ..........       (24,210)       514,152
Net Assets
Increase (decrease) during period ................       205,182        957,893
Beginning of period ..............................     3,446,716      2,488,823
End of period ....................................   $ 3,651,898    $ 3,446,716
*Share information
        Shares sold ..............................        11,612         29,160
        Distributions reinvested .................         2,383          7,236
        Shares redeemed ..........................       (14,860)       (15,606)
        Increase (decrease) in shares outstanding           (865)        20,790

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth & Income Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 21, 1982.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange deter mined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $385,609,000 and $196,405,000, respectively, for the six months ended June 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $2,342,239,000, and net unrealized gain aggregated $1,322,046,000, of which $1,397,088,000 related to appreciated investments and $75,042,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,728,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeepin g services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,232,000 for the six months ended June 30, 1998, of which $414,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 9.3% of the outstanding shares of the Growth & Income at June 30, 1998. For the six months then ended, the fund was allocated $457,000 of Spectrum expenses, $72,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $6,491,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN  PERSON  Available  in T.  Rowe  Price  Investor  Centers.  Account
          Services

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   OPTIONS   Reinvest   all,   some,   or   none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including  Tele*Access  [Registration Mark]
          and  the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
          www.troweprice.com

          DISCOUNT BROKERAGE*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

          INVESTMENT INFORMATION

          COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS Educational reports on investment strategies and financial markets.

          INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

    *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Growth & Income Fund [Registration Mark].

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F54-051  6/30/98